MAY 15, 2024
SUPPLEMENT TO THE:
HARTFORD LARGE CAP GROWTH ETF SUMMARY PROSPECTUS
DATED NOVEMBER 28, 2023
This Supplement contains new and additional information regarding Hartford Large Cap Growth ETF and should be read in connection with your Summary Prospectus.
On May 8, 2024, the Board of Trustees of Hartford Funds Exchange-Traded Trust, on behalf of Hartford Large Cap Growth ETF (the “Fund”), approved changes to the structure of the Fund. Effective on or about July 1, 2024 (the “Effective Date”), the structure of the Fund will change from a “semi-transparent” ETF, which does not publicly disclose all its portfolio holdings on a daily basis, to a “transparent” ETF, which will disclose all its portfolio holdings daily and operate in reliance on Rule 6c-11 under the Investment Company Act of 1940, as amended. Accordingly, all references to the ETF transparency substitute (the “Tracking Basket”) and related disclosure in the Fund’s Summary Prospectus are removed as of the Effective Date.
In addition, in connection with the change in the Fund’s structure, the Fund will no longer operate in reliance on an exemptive order from the U.S. Securities and Exchange Commission (the “Order”). The Order permitted the Fund to operate without publicly disclosing its portfolio holdings daily, but limited the types of investments the Fund was permitted to hold to those listed in the Fund’s application for the Order: ETFs, notes, common stocks, preferred stocks, American Depositary Receipts, real estate investment trusts, commodity pools, metals trusts, and currency trusts, in each case that are traded on a U.S. securities exchange; common stocks listed on a foreign exchange that trade on such exchange contemporaneously with the Fund’s shares; exchange traded futures that are traded on a U.S. futures exchange contemporaneously with the Fund’s shares; and cash and cash equivalents (which are short-term U.S. Treasury securities, government money market funds, and repurchase agreements).
In connection with the change to the Fund’s structure, there will be no change to the Fund name, ticker symbol, investment objective, fees and expenses, principal investment strategy, investment adviser, sub-adviser, or portfolio managers. Accordingly, the following changes will be made as of the Effective Date:
(1) On the front cover page in the above referenced Summary Prospectus, the legend titled “This ETF is different from traditional ETFs” and accompanying language are removed.
(2) Under the heading “Principal Risks” in the above referenced Summary Prospectus, “Tracking Basket Structure Risk,” “Arbitrage Risk,” “Fluctuation of Net Asset Value and Market Price Risk,” “Trading Issues Risk” and “Trading Halt Risk” are deleted in their entirety, the last sentence in “Authorized Participant Concentration Risk” is deleted in its entirety, and the following risk is added after “Non-Diversification Risk”:
Market Price Risk –  The net asset value (“NAV”) of the Fund’s shares and the value of your investment may fluctuate. The market prices of the Fund’s shares will generally fluctuate in accordance with changes in NAV and changes in the intraday value of the Fund’s holdings, as well as the relative supply of and demand for the shares on the Fund’s listing exchange. Although it is expected that the Fund’s shares will remain listed on the exchange, disruptions to creations and redemptions, the existence of market volatility or lack of an active trading market for the shares (including through a trading halt), as well as other factors, may result in the shares trading significantly above (at a premium to) or below (at a discount to) the Fund’s NAV or the intraday value of the Fund’s holdings. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. Neither the investment manager nor the Fund’s sub-adviser can predict whether the Fund’s shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Fund’s shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike many ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified index. There can be no assurance as to whether and/or to what extent the Fund’s shares will trade at premiums or discounts to NAV or to the intraday value of the Fund’s holdings.
This Supplement should be retained with your Summary Prospectus for future reference.
HV-7668ETF
May 2024